UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): April 4, 2008 (April 1, 2008)

HONG KONG WINALITE GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-83375	87-0575571
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

606, 6/F Ginza Plaza, 2A Sai Yeung Choi Street South Mongkok, Kowloon, Hong Kong
(Address of principal executive offices)

(852) 2388-3928
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(1) Resignation of Percy K. Chin as Chief Executive Officer and President and appointment of Jingjun Hu

On and effective April 1, 2008, Mr. Percy K. Chin resigned as Chief Executive Officer and President of Hong Kong Winalite Group, Inc. (the "Company").  At the same time, Ms. Jingjun Hu was appointed by the Company as Chief Executive Officer and President.  Mr. Chin’s resignation was due to personal reasons and not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Ms. Hu, age 40, has been our Chairperson since December 28, 2007.  Ms. Hu has 13 years of executive experience.  Before founding our wholly-owned subsidiary, The Hong Kong Winalite Group Limited (“Winalite”), in September 2007, Ms. Hu was a Vice President of Guangzhou Yashi Investment Development Co., Ltd. from September 2000 to September 2007.  Prior to that, she was a Vice President of Shenzhen Yashi Clothing and Hats Co., Ltd. from March 1996 to August 2000, an Export Manager of Guangzhou Huachuan Silk Co., Ltd. from August 1992 to November 1995 and an Engineer at Guangzhou Silk Dyeing Co., Ltd. from August 1990 to July 1992.  Ms. Hu has a Bachelor in Dyeing from Zhejiang Science-Technology University.

On April 1, 2008, the Company and Ms. Hu entered into an employment agreement (the “CEO Employment Agreement”).  Ms. Hu’s employment is “at will” and either the Company or Ms. Hu may terminate the employment anytime with or without advance notice.

The CEO Employment Agreement provides, among other things, that Ms. Hu’s monthly base salary will be HKD 50,000 (approximately $6,420) (the “CEO Base Salary”).  In addition, Ms. Hu will receive a year end bonus equivalent to a month of CEO Base Salary of each calendar year provided that she has been in the Company’s employment for 12 months as of December 31.  Under the CEO Employment Agreement, Ms. Hu is also eligible to participate in the Company’s bonus program and future stock option plan per the Company’s related policy as appropriate to her position level.

The CEO Employment Agreement also contains covenants prohibiting Ms. Hu from engaging in any business other than the Company’s business during her employment with the Company or disclosing any confidential information of the Company, both during her employment and after the termination of employment.

The foregoing summary of the material terms and conditions of the CEO Employment Agreement is qualified in its entirety by reference to the CEO Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

There is no arrangement or understanding pursuant to which Ms. Hu was appointed as Chief Executive Officer and President, and there are no related party transactions between Ms. Hu and the Company reportable under Item 404(a) of Regulation S-K, except for the transactions disclosed under Item 12 – Certain Relationships and Related Transactions, and Director Independence of the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, filed on March 31, 2008 with the Securities and Exchange Commission.

No family relationships exist between Ms. Hu and any other directors or executive officers of the Company.

(2) Resignation of Chi Keung Cheng as Chief Financial Officer and Treasurer and appointment of Jianquan Li

On and effective April 1, 2008, Mr. Chi Keung Cheng resigned as Chief Financial Officer and Treasurer of the Company.  At the same time, Mr. Jianquan Li was appointed by the Company as Chief Financial Officer and Treasurer.  Mr. Cheng’s resignation was due to personal reasons and not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Jianquan Li, age 50, has worked as a senior financial manager in China for more than 13 years.  From February 2007 to March 2008, Mr. Li served as a overseas financial director of Shenzhen Winalite Technology Co., Ltd. (“SWT”).  Before joining SWT, Mr. Li was the Vice President of Guangzhou Banju Lighting Company from October 2004 to January 2007, the Financial Director and President of SOUPB International (China) Company from March 2000 to September 2004, the Accounting Manager of Dong Fang Pearl Industrial Group Company from July 1998 to February 2000, and the Accounting and Office Senior Manager of Panyu Wan Jie Clothing Company from October 1994 to June 1998.  Mr. Li has a Master Degree in Economics from Guangdong Social Sciences Institute.

On April 1, 2008, the Company and Mr. Li entered into an employment agreement (the “CFO Employment Agreement”).  Mr. Li’s employment is “at will” and either the Company or Mr. Li may terminate the employment anytime with or without advance notice.

The CFO Employment Agreement provides, among other things, that Mr. Li’s monthly base salary will be RMB 15,000 (approximately $2,138) (the “CFO Base Salary”).  In addition, Mr. Li will receive a year end bonus equivalent to a month of CFO Base Salary of each calendar year provided that he has been in the Company’s employment for 12 months as of December 31.  Under the CFO Employment Agreement, Mr. Li is also eligible to participate in the Company’s bonus program and future stock option plan per the Company’s related policy as appropriate to his position level.

The CFO Employment Agreement also contains covenants prohibiting Mr. Li from engaging in any business other than the Company’s business during his employment with the Company or disclosing any confidential information of the Company, both during his employment and after the termination of employment.

The foregoing summary of the material terms and conditions of the CFO Employment Agreement is qualified in its entirety by reference to the CFO Employment Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference herein.

There is no arrangement or understanding pursuant to which Mr. Li was appointed as Chief Financial Officer and Treasurer, and there are no related party transactions between Mr. Li and the Company reportable under Item 404(a) of Regulation S-K.

No family relationships exist between Mr. Li and any other directors or executive officers of the Company.

(3) Employment Agreement with Mr. Kelvin Zheng, our Chief Information Officer

On April 1, 2008, the Company and our Chief Information Officer, Mr. Kelvin Zheng, entered into an employment agreement (the “CIO Employment Agreement”).  Mr. Zheng’s employment is “at will” and either the Company or Mr. Zheng may terminate the employment anytime with or without advance notice.

The CIO Employment Agreement provides, among other things, that Mr. Zheng’s monthly base salary will be RMB 67,000 (approximately $9,548) (the “CIO Base Salary”).  In addition, Mr. Zheng will receive a year end bonus equivalent to a month of CIO Base Salary of each calendar year provided that he has been in the Company’s employment for 12 moths as at December 31.  Under the CIO Employment Agreement, Mr. Zheng is also eligible to participate in the Company’s bonus program and future stock option plan per the Company’s related policy as appropriate to his position level.

The CIO Employment Agreement also contains covenants prohibiting Mr. Zheng from engaging in any business other than the Company’s business during his employment with the Company or disclosing any confidential information of the Company, both during his employment and after the termination of employment.

The foregoing summary of the material terms and conditions of the CIO Employment Agreement is qualified in its entirety by reference to the CIO Employment Agreement, a copy of which is attached hereto as Exhibit 10.3 and incorporated by reference herein.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Employment Agreement by and between Hong Kong Winalite Group, Inc. and Jingjun Hu dated April 1, 2008.
10.2	Employment Agreement by and between Hong Kong Winalite Group, Inc. and Jianquan Li dated April 1, 2008.
10.3	Employment Agreement by and between Hong Kong Winalite Group, Inc. and Kelvin G. Zheng dated April 1, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HONG KONG WINALITE GROUP, INC.

By:	/s/ Jingjun Hu
Jingjun Hu
Chief Executive Officer

Dated: April 4, 2008

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Employment Agreement by and between Hong Kong Winalite Group, Inc. and Jingjun Hu dated April 1, 2008.
10.2	Employment Agreement by and between Hong Kong Winalite Group, Inc. and Jianquan Li dated April 1, 2008.
10.3	Employment Agreement by and between Hong Kong Winalite Group, Inc. and Kelvin G. Zheng dated April 1, 2008.